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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 28, 2001





                          RELIABLE POWER SYSTEMS, INC.,
               Formerly known as Dencor Energy Cost Controls, Inc. (Exact name of registrant as specified in charter)







             COLORADO                  0-9255                   84-0658020
   (State or other jurisdiction    (Commission File           (IRS Employer
of incorporation or organization)      Number)              Identification No.)








                           399 Perry Street, Suite 300
                           CASTLE ROCK, COLORADO 80104
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (720) 733-8970




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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1. Changes in Control of Registrant.

Not Applicable

Item 2. Acquisition or Disposition of Assets.

Not Applicable

Item 3. Bankruptcy or Receivership.

Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

Not Applicable

Item 5. Other Events

Not Applicable

Item 6. Resignation of Registrant's Directors.

On September 28, 2001, the Company's Chairman and a director, Thomas J. Wiens resigned. On October 1, 2001 Robert Broderick resigned as a director of the Company. On October 4, 2001 Graydon Neher resigned as a director of the Company. These directors resigned voluntarily and had no disagreements with the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Not Applicable

Item 8. Change in Fiscal Year.

Not Applicable

Item 9. Sales of Equity Securities Pursuant to Regulation S.

Not Applicable


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 5, 2001                               /s/ David A. Mazur
                                            --------------------------------
                                                    (Signature)

                                                    David A. Mazur
                                            President and Chief Technical,
                                                 Officer, Director